Exhibit 10.1

EXECUTION COPY

SIXTEENTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN

AND SECURITY AGREEMENT

THIS SIXTEENTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this “Sixteenth Amendment”) is entered into as of June 11, 2026, as defined below, by and among TOTALSTONE, LLC, a Delaware limited liability company (“TotalStone”), NORTHEAST MASONRY DISTRIBUTORS, LLC (f/k/a NEM Purchaser, LLC), a Delaware limited liability company (“Northeast”), TOTALSTONE PROPERTIES, LLC, a Delaware limited liability company (“Properties”), CS PURCHASE HOLDINGS LLC, a Delaware limited liability company (“CS Purchase”), CAROLINA STONE HOLDINGS, LLC, a Delaware limited liability company (“Carolina Holdings”), and CAROLINA STONE DISTRIBUTORS, LLC, a Delaware limited liability company (“Carolina Distributors,” collectively with CS Purchase, Carolina Holdings (“CSP” , and collectively with TotalStone, Northeast, Properties, CS Purchase, and Carolina Holdings, the “Borrower”), and BEACON BANK & TRUST (successor by merger to BERKSHIRE BANK), a Massachusetts chartered trust company (“Lender”).

RECITALS

Whereas, the Borrower and Lender entered into a certain Revolving Credit, Term Loan and Security Agreement dated December 20, 2017 (as amended, replaced, restated, modified and/or extended from time to time, inclusive of the First Amendment and the Fifteenth Amendment (the “Loan Agreement”);

Whereas, Borrower has requested and Lender has agreed to modify the terms of the Loan Agreement as set forth in this Sixteenth Amendment;

Whereas, Borrower and Lender have agreed that in the event of any conflict between the terms and conditions set forth in this Sixteenth Amendment and those in the Loan Documents, the terms and conditions set forth in this Sixteenth Amendment shall control; and

Now, therefore, in consideration of the Lender’s continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1)	ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to the Borrower with respect to the Obligations is correct.

2)	MODIFICATIONS AND NEW DEFINITIONS. The Loan Agreement be and hereby is modified as follows:

(a)	The following definitions are hereby modified or added to Section 1.2 in of the Loan Agreement in alphabetical order to read in their entirety as follows:

“Maturity Date” shall mean December 31, 2026.

“Sixteenth Amendment” shall mean the Sixteenth Amendment to the Revolving Credit, Term Loan and Security Agreement by and among the Borrower and the Lender dated as of the Sixteenth Amendment Effective Date.

“Sixteenth Amendment Effective Date” shall mean the date of satisfaction of all the preconditions set forth in Section 4 of this Sixteenth Amendment.

3)	ACKNOWLEDGMENTS BY BORROWER. Borrower acknowledges and represents that:

(a)	the Loan Agreement and the Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

(b)	to the best of its knowledge, no default by the Lender in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

(c)

all representations and warranties of the Borrower contained herein, in the Loan Agreement and in the Other Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

(d)	Borrower has taken all necessary action to authorize the execution and delivery of this Sixteenth Amendment;

(e)

Borrower shall pay (i) an amendment fee in the amount of $14,375.00 (“Amendment Fee”) and (ii) Lender’s Legal Fees and Costs incurred in connection with the negotiation, preparation, and execution of the Sixteenth Amendment, both of which are fully earned upon the Effective Date and which Lender may charge to the Borrower’s loan account; and

(f)	this Sixteenth Amendment is a modification of an existing obligation and is not a novation.

4)	PRECONDITIONS. As preconditions to the effectiveness of any of the modifications, contained herein:

(a)	provide the Lender with this Sixteenth Amendment and the Board Consent, each properly executed;

(b)	the Borrower shall pay all legal fees to Mandelbaum Barrett PC incurred by the Lender in entering into this Sixteenth Amendment; and

(c)	pay to the Lender the amendment fee described in Section 3(e) of this Sixteenth Amendment.

5)

MISCELLANEOUS. This Sixteenth Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, without reference to that state’s conflicts of law principles. This Sixteenth Amendment, the Loan Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Sixteenth Amendment, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Sixteenth Amendment shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Sixteenth Amendment, the Loan Agreement or the Other Documents. This Sixteenth Amendment may be executed in any number of counterparts, each of which when executed and delivered (in original or by facsimile or other electronic means such as PDF) shall be deemed an original and all of which together shall constitute one and the same instrument.

6)

DEFINITIONS.  The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement. The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in Commonwealth of Massachusetts.

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IN WITNESS WHEREOF, the undersigned have signed and sealed this Sixteenth Amendment the day and year first above written.

TOTALSTONE, LLC

By:	/s/ Matthew Lipman
Name:	Matthew Lipman
Title:	Manager

NORTHEAST MASONRY DISTRIBUTORS, LLC (f/k/a NEM Purchaser, LLC) By: TotalStone, LLC, its Managing Member

By:	/s/ Matthew Lipman
Name:	Matthew Lipman
Title:	Manager

TOTALSTONE PROPERTIES, LLC By: TotalStone, LLC, its Managing Member

By:	/s/ Matthew Lipman
Name:	Matthew Lipman
Title:	Manager

CS PURCHASE HOLDINGS LLC

By:	/s/ Matthew Lipman
Name:	Matthew Lipman
Title:	Secretary

[Signatures Continue on the Next Page]

[Signature Page – Sixteenth Amendment To Revolving Credit Term Loan And Security Agreement]

CAROLINA STONE HOLDINGS, LLC

By:	/s/ Matthew Lipman
Name:	Matthew Lipman
Title:	Secretary

CAROLINA STONE DISTRIBUTORS, LLC

By:	/s/ Matthew Lipman
Name:	Matthew Lipman
Title:	Secretary

BEACON BANK & TRUST, (successor by Merger to BERKSHIRE BANK) a Massachusetts chartered trust company, as Lender

By:	/s/ Ben Garcia
Name:	Ben Garcia
Title:	Senior Vice President

[Signature Page – Sixteenth Amendment To Revolving Credit Term Loan And Security Agreement]